U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report - January 26, 2004
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-50330                 65-1172823
         ------------                  -------                 ----------
 (State or other Jurisdiction    (Commission File No.)        (IRS Employer
       of Incorporation)                                  Identification Number)


    731 Chestnut Street, Emmaus, PA                                      18049
   ----------------------------------                                   -------
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          None

Item 2.   Acquisition or Disposition of Assets.

          None

Item 3.   Bankruptcy or Receivership

          None

Item  4.  Changes in Registrant's Certifying Accountant.

          None

Item  5.  Other Events and Required FD Disclosure.

          None

Item  6.  Resignations of Registrant's Directors.

          None

Item 7.   Financial Statement, Pro Forma Financial Information And Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits:

               The following exhibits are furnished herewith:

               99.1 Press  release,   dated  January  26,  2004,  of  East  Penn
                    Financial Corporation.


Item  8.  Change in Fiscal Year.

          None

Item  9.  Regulation FD Disclosure.

               On January 26, 2004, East Penn Financial Corporation issued a press release announcing the Board of Directors' approval of a semi-annual dividend payable February 28, 2004 to all shareholders of record as of January 31, 2004. The press release, attached as Exhibit
          99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          None

Item 11. Temporary Suspension of Trading Under the Registrant's Employee Benefits Plan.

          None

Item 12.  Results of Operations and Financial Condition.

          None

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EAST PENN FINANCIAL CORPORATION
                                                 (Registrant)


Dated: January 26, 2004                          /s/ Brent L. Peters
                                                 ------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                       MANUALLY
                                                                       SIGNED
EXHIBIT NO.                                                           ORIGINAL
-----------                                                           --------

     99.1      Press release, dated  January  26, 2004, of               6
               East Penn Financial Corporation.